HANSBERGER INTERNATIONAL FUND

Supplement dated November 30, 2012, to the Hansberger International Fund Class A, Class B, Class C and Class Y Summary Prospectus, Hansberger International Fund Class A, Class B, Class C and Class Y Prospectus (the “Prospectuses”) and Natixis Funds Statement of Additional Information (the “Statement of Additional Information”), each dated May 1, 2012, as may be revised or supplemented from time to time for the Hansberger International Fund:

Effective December 31, 2012, Lauretta (Retz) Reeves, CFA, will no longer serve as co-portfolio manager to the Fund. Trevor Graham, Ronald W. Holt, Jr., Barry A. Lockhart, Moira McLachlan, Patrick H. Tan and Thomas R.H. Tibbles will remain as co-portfolio managers of the Fund. Accordingly, all references to Ms. Reeves and corresponding disclosure related to Ms. Reeves in the Prospectuses and Statement of Additional Information are hereby removed. Mr. Holt has been named Chief Investment Officer – Value Team, and all references to his title in the Prospectuses or Statement of Additional Information are hereby updated to reflect this change.